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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 1999



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                          1-8597                         94-2657368
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On August 26, 1999, The Cooper Companies, Inc. (the "Company") issued a press release announcing its third quarter fiscal year 1999 financial results and that it had declared a quarterly cash dividend on its common stock of 2 cents per share, payable on October 5, 1999 to stockholders of record on September 15, 1999. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
  No.       Description
-------     -----------
99.1        Press Release dated August 26, 1999 of The Cooper Companies, Inc.











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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.



                                             By  /s/ Stephen C. Whiteford
                                                -----------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)


Dated:  August 27, 1999






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                                  EXHIBIT INDEX


Exhibit                                                              Sequentially
  No.        Description                                             Numbered Page
-------      -----------                                             -------------
99.1         Press Release dated August 26, 1999 of The Cooper
             Companies, Inc.


                          STATEMENT OF DIFFERENCES
                          ------------------------

The trademark symbol shall be expressed as ........................... 'TM'
The registered trademark symbol shall be expressed as ................ 'r'